Exhibit 99.3



@NFX

2013 Year-End Update

February 25, 2014

@NFX is periodically published to keep stockholders aware of current operating activities at Newfield. It may include estimates of expected production volumes, costs and expenses, recent changes to hedging positions and commodity pricing.

NEWFIELD

Table of Contents

All information refers to "Continuing Operations"

NEWFIELD

2013 Highlights

- Improved organizational focus
  - Continued to refine portfolio
    - Sold Malaysian business for ~$898 million
    - China sale process ongoing
- Superior operational execution
  - Increased production guidance throughout the year
    - Delivered 40.1 MMBOE domestically
  - Delivered cash operating costs in-line/below guidance
- Inventory expansion
  - Expanded footprint in the Anadarko Basin
    - >225,000 net acres and >1.4 billion BOE in total resource potential
    - Largest producing region
- Demonstrated operational efficiencies
  - Increased lateral lengths in the Anadarko Basin by 28% and decreased cost per gross perforated interval (GPI) by 17% (see slide 12)
  - Average Williston Basin and Eagle Ford development wells were drilled in 28 and 10 days, respectively
    - Since 2012, reduced Williston and Eagle Ford well costs by approximately $3 million and $2 million, respectively
  - Drilled Uinta Basin's 1st SXL wells

2013 Production by Product



~52%
~48%
Gas
Liquids

NEWFIELD

Full-Year Drilling Campaign Summary

Well Type	# Wells	Avg. Gross IP (24-Hours)	Avg. Gross 30-Day Rate	Avg. Gross 60-Day Rate	Avg. Gross 90-Day Rate
SCOOP Wet Gas (1)	15	1,903 BOEPD	1,439 BOEPD	1,424 BOEPD	1,430 BOEPD
SCOOP Oil	7	1,511 BOEPD	1,106 BOEPD	1,111 BOEPD	1,112 BOEPD
STACK (2)	8	961 BOEPD	667 BOEPD	608 BOEPD	580 BOEPD
Uteland Butte SXL	4	1,695 BOEPD	1,100 BOEPD	818 BOEPD (3)	782 BOEPD (4)
Wasatch XL	5	1,098 BOEPD	849 BOEPD	667 BOEPD (3)	--
Middle Bakken (5)	34	2,233 BOEPD	800 BOEPD	656 BOPED	574 BOEPD
Three Forks (6)	8	2,091 BOEPD	678 BOEPD	614 BOEPD	565 BOEPD
Eagle Ford SXL	23	632 BOEPD	549 BOEPD	506 BOEPD	475 BOEPD
Eagle Ford XL	6	395 BOEPD	300 BOEPD	258 BOEPD (3)	228 BOEPD (3)

(1) 60 and 90-day rates include 10 wells
(2) 60 and 90-day rates include 7 wells
(3) Includes 3 wells
(4) Includes 2 wells
(5) 60 and 90-day rates include 31 wells
(6) 60 and 90-day rates include 6 weill

NEWFIELD

Year-end 2013 Domestic Proved Reserves

- Pre-tax PV-10 up 44% y-o-y to $6.6 billion
- Liquids reserves up 26% y-o-y
  - 52% are liquids
- Proved developed reserves increased 15% y-o-y
  - Reserves are 56% proved developed
- 94% of total proved reserves are domestic
- Proved reserve life index = ~14 years

Proved Reserves by Area


~28%
~36%
~20%
~5%
~11%
Uinta
Anadarko
Other
Williston
Eagle Ford

Liquids Proved Reserve Growth


>30% CAGR
MMBOE
300
200
100
0
2010
2011
2012
2013

NEWFIELD

2014 Capital Expenditures and Production Guidance


Williston Basin
'14 Cap-ex: $330 MM
4 operated rigs
'14 prod: 6 MMBOE, up 40%
ROCKIES
Uinta Basin
'14 Cap-ex: $400 MM
3-5 operated rigs
'14 prod: 8.6 MMBOE, up 5%
MID-CONTINENT
Anadarko Basin
'14 Cap-ex: $700 MM
8 operated rigs
'14 prod: 14.3 MMBOE, up 100%
GULF COAST
Eagle Ford
'14 Cap-ex: $170 MM
'14 prod: 4 MMBOE, up 30%

2014 CAPEX

*~$1.6 B**


~11%
~25%
~20%
~44%
Uinta
Anadarko
Williston
Eagle Ford

Production by Product


~45%
~55%
Gas
Liquids

* Includes Wells Operated by Others

NEWFIELD

Delivering Results

- "Liquids-focused" production growth
- Cash flow growth
- Improving efficiencies


Liquids Growth
>20% CAGR
MMBOE (net)
40
30
20
10
0
2013
2014e
2015e
2016e


Cash Flow Growth
>20% CAGR
$MM
1600
1200
800
400
0
2013
2014e
2015e
2016e

Assumes $90/Bbl and $4.00/MMbtu

NEWFIELD

Production by Area



MBOEPD (net)
140
120
100
80
60
40
20
0
Eagle Ford
Williston
Anadarko*
Uinta
28% CAGR
1Q13
2Q13
3Q13
4Q13
1Q14e
2Q14e
3Q14e
4Q14e
1H15e
2H15e
2016e

*Includes SCOOP and STACK; Excludes Granite Wash

NEWFIELD

Anadarko Basin Expands Liquids Portfolio

ANADARKO BASIN*						
Play Type	Net Acres	YE 2013 Proved Reserves (MMBOE)	TOTAL Resource Proved Reserves + Net Unrisked Resource *1,320' Spacing Between Wells* (MMBOE)	**Total Remaining Gross SXL Locations *1,320' Spacing Between Wells***	**TOTAL Resource Proved Reserves + Net Unrisked Resource *660' Spacing Between Wells* (MMBOE)**	**Total Remaining Gross SXL Locations *660' Spacing Between Wells***
STACK	**150,000**	10	500	**1,165**	**960**	**2,650**
SCOOP	**75,000**	106	300	**885**	**520**	**1,600**
Total	**225,000**	116	800	**>2,000**	**>1,400**	**>4,000**

*Includes 1-3 defined intervals, depending on location

NEWFIELD

Anadarko Basin – Defining the Resource Potential

STACK Spacing


~ 700' of Hydrocarbon Interval
Upper Meramec
Lower Meramec
Woodford (~100,000 Acres)

SCOOP Spacing


~ 350' of Hydrocarbon Interval
Upper Woodford
Lower Woodford

- 1,320' Spacing
- 660' Spacing


Woodford Plays
STACK
>150,000 net acres
Meramec Play
SCOOP
75,000 net acres
DEWEY
BLAINE
KINGFISHER
LOGAN
CUSTER
CANADIAN
OKLAHOMA
CLEVELAND
GRADY
MCCLAIN
KIOWA
GARVIN
COMANCHE
STEPHENS
TILLMAN
MUR

Newfield acreage position

Branch Pad (SCOOP Wet Gas)

6-well average:

- 6,750' Lateral length
- 2,072 BOEPD avg. 24-hr IP
- 1,513 BOEPD avg. 30-day
- 1,560 BOEPD avg. 60-day
- 1,530 BOEPD avg. 90-day
- 23% oil avg. for 1st 90-days

Branch Pad Spacing


~ 350' of Hydrocarbon Interval
Upper Woodford
Lower Woodford

NEWFIELD

Anadarko Basin*

- Drive liquids production growth
  - 100% production growth in 2014
    - 100% liquids growth
      - 85% oil growth
- SCOOP Wet Gas in development
- Testing initial SCOOP Oil spacing pilots
- Our "STACK" plan:
  - Expand areal extent
  - Test multiple geologic horizons
  - HBP acreage

Anadarko Daily Production



Liquids
Gas
BOEPD (net)
50,000
40,000
30,000
20,000
10,000
0

NET AVG. PRODUCTION (BOEPD)			
	FY2012	FY2013	FY2014e
Liquids	3,913	10,844	22,500
Gas	3,361	8,842	16,750
Total	7,274	19,686	39,250

*Includes SCOOP and STACK; Excludes Granite Wash

SCOOP Drilling Efficiencies (1Q13-4Q13)

- Increased lateral lengths by 28%
- Decreased cost per gross perforated interval (GPI) by 17%
- "Best-in-Class" SCOOP well TD'd in 26 days
  - Gregory 5H-28 (39%WI)
  - 19,348' Total measured depth
    - $8.1 MM (drill and complete)



Drill & Case $/GPI
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
GPI
8,000'
7,000'
6,000'
5,000'
4,000'
3,000'
2,000'
1,000'
-
5,363'
6,850'
7,606'
$1,374
$1,135
< $1,000
Avg. 56 Days
Avg. 61 Days
Avg. 48 Days
NFX 2012
NFX 2013
NFX 2014e

NEWFIELD

Anadarko Basin – SCOOP

- **SCOOP Wet Gas Economics (SXL)**
  - Drilling Program
    - 2013: 14 Operated Wells
    - 2014e: 20 Operated Wells
  - 14,000' – 16,000' Depth
  - $9-11 MM Gross Well Cost
  - 2,000-2,600 MBOE EUR (6% Oil, 44% NGLs, 50% Gas)
  - 2014 Avg. WI 71%, 57% NRI
  - >50% ROR (1)

- **SCOOP Oil Economics (SXL)**
  - Drilling Program
    - 2013: 10 Operated Wells
    - 2014e: 28 Operated Wells
  - 12,000' – 14,000' Depth
  - $10-13 MM Gross Well Cost
  - 1,100 – 1,400 MBOE EUR (36% Oil, 34% NGLs, 30% Gas)
  - 2014 Avg. WI 56%, 45% NRI
  - >50% ROR (1)



Development Type Curves
BOEPD
1,400
1,200
1,000
800
600
400
200
0
0
200
400
600
Days on Production
SCOOP Wet Gas (5,900')
SCOOP Oil (8,900')
(2,000 MBOE)
(1,100 MBOE)

ECONOMIC ASSUMPTIONS

LOE/well/month	$7,700
Tax (% of revenue)	1% for 48 months, 7% thereafter
Fuel Gas	6%
Realized Prices (2):	
Oil (%WTI)	95%
Gas (%HH)	80%
NGLs (%WTI)	35%

(1) Assumes $90/Bbl and $4/Mmbtu
(2) Includes gathering and transportation costs

NEWFIELD

Anadarko Basin – STACK

- **STACK Economics (SXL)**
  - Drilling Program
    - 2013: 8 Operated Wells
    - 2014e: 18 Operated Wells
  - 8,000' – 11,000' Depth
  - $9-12 MM Gross Well Cost
  - 800-1000 MBOE EUR (40% Oil, 30% NGLs, 30% Gas)
  - 2014 Avg. WI 94%, 76% NRI
  - >40% ROR (1)



Development Type Curve
STACK Type Curve (>9,000')
BOEPD
700
600
500
400
300
200
100
0
(800 MBOE)
0
200
400
600
Days on Production

ECONOMIC ASSUMPTIONS

LOE/well/month	$7,700
Tax (% of revenue)	1% for 48 months, 7% thereafter
Fuel Gas	6%
Realized Prices (2):	
Oil (%WTI)	95%
Gas (%HH)	80%
NGLs (%WTI)	35%

(1) Assumes $90/Bbl and $4/Mmbtu
(2) Includes gathering and transportation costs

NEWFIELD

Uinta Basin

- Developing GMBU waterflood
  - ~200 infill wells
    - Increasing water injection volumes
    - Expanding 10-acre infill pilots
- Assessing high-potential plays in Central Basin
  - 2nd of 14 planned SXL wells currently drilling
- Balance capital investments with ongoing refinery capacity expansions

Uinta Daily Production



30,000
20,000
10,000
0
BOEPD (net)
Liquids
Gas

NET AVG. PRODUCTION (BOEPD)			
	FY2012	FY2013	FY2014e
Liquids	16,123	18,140	19,050
Gas	5,449	4,389	4,550
Total	21,572	22,529	23,600

NEWFIELD

Uinta Basin – Greater Monument Butte Unit (GMBU)

- **20-Acre Infill Green River Waterflood**
  - Drilling Program
    - 2013: 204 Operated Wells
    - 2014e: ~200 Operated Wells
  - 5,000' Avg. Depth
  - $1.13 MM Gross Well Cost (2)
  - 140 MBOE EUR (90% Oil, 2% NGLs, 8% Gas)
  - 82% Avg. WI, 68% Avg. NRI
  - Single pattern >50% ROR (1)



Development Type Curve
BOPD
120
100
80
60
40
20
0
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
Days on Production
(140 MBOE)



20ac Infill - Full Pattern Waterflood
Water Injector
Water Injector
20ac Infill Pattern Producer (140 MBOE)
Water Injector
Water Injector

ECONOMIC ASSUMPTIONS

LOE/well/month	$5,140
Fuel Gas %	81%
Tax (% of Revenue)	2.2%
Realized Prices (3):	
Oil (% WTI)	80%
NGLs (% WTI)	40%
Gas (% HH)	79%

(1) Assumes $90/Bbl and $4/Mmbtu
(2) Infill Cost, 20ac D&C ($714k) + 2 Conversions, Pattern Infrastructure and Facilities ($415k)
(3) Includes transportation and gathering costs

NEWFIELD

Uinta Basin – Central Basin Uteland Butte

- **Uteland Butte Economics (SXL)**
  - Drilling Program
    - 2013: 5 Operated Wells
    - 2014e: 9 Operated Wells
  - 8,750' Avg. Depth
  - $10-12 MM Gross Development Well Cost
  - 600-800 MBOE EUR (75% Oil, 0% NGLs, 25% Gas)
  - 78% Avg. WI, 61% Avg. NRI
  - 20 - >50% ROR (1)



Development Type Curve
BOEPD
2,000
1,500
1,000
500
0
800 MBOE
600 MBOE
0 30 60 90 120 150 180 210 240 270 300 330 360
Days on Production

ECONOMIC ASSUMPTIONS

LOE/well/month	$5,990
Tax (% of Revenue)	6%
Realized Prices:	
Oil (% WTI) (2)	81%
Gas (% HH)	76%
Gas Gathering Cost ($/Mcf)	$1.84

(1) Assumes $90/Bbl and $4/Mmbtu
(2) Includes transportation costs

NEWFIELD

Uinta Basin – Central Basin Wasatch SXL

- **Wasatch Economics (SXL)**
  - Drilling Program
    - 2013: 1 Operated Wells
    - 2014e: 4-5 Operated Wells
  - 10,000' Avg. Depth
  - $13-15 MM Gross Development Well Cost
  - 800-1,200 MBOE EUR (75% Oil, 0% NGLs, 25% Gas)
  - 78% Avg. WI, 61% Avg. NRI
  - 20 - >50% ROR (1)

Development Type Curve



2900
2200
1500
800
100
BOEPD
1,200 MBOE
800 MBOE
0
30
60
90
120
150
180
210
240
270
300
330
360
Days on Production

ECONOMIC ASSUMPTIONS

LOE/well/month	$12,330
Tax (% of Revenue)	6%
Realized Prices:	
Oil (% WTI) (2)	81%
Gas (% HH)	76%
Gas Gathering Cost ($/Mcf)	$1.84

(1) Assumes $90/Bbl and $4/Mmbtu
(2) Includes transportation costs

NEWFIELD

Williston Basin

- In full-field development
- 35% production growth in 2014
  - Improved efficiencies through pad drilling
- Targeting Middle Bakken and 1st bench of the Three-Forks
- Monitoring industry activity in the 2nd and 3rd benches of the Three Forks

Williston Daily Production



Liquids
Gas
BOEPD (net)
20,000
15,000
10,000
5,000
0

NET AVG. PRODUCTION (BOEPD)			
	FY2012	FY2013	FY2014e
Liquids	7,453	10,337	13,958
Gas	1,301	1,852	2,502
Total	8,754	12,189	16,460

NEWFIELD

Williston Basin

- **Bakken Economics (SXL)**
  - Drilling Program
    - 2013: 37 Operated Wells
    - 2014e: 43 Operated Wells
  - 11,000' Avg. Depth
  - $8.4 MM Gross Well Cost
  - 450-950 MBOE EUR (66% Oil, 12% NGLs, 22% Gas)
  - 57% Avg. WI, 45% Avg. NRI
  - 30 - >50% ROR (1)

- **Three Forks Economics (SXL)**
  - Drilling Program
    - 2013: 10 Operated Wells
    - 2014e: 8 Operated Wells
  - 11,000' Avg. Depth
  - $8.4 MM Gross Well Cost
  - 400-800 MBOE EUR (65% Oil, 13% NGLs, 22% Gas)
  - 58% Avg. WI, 47% Avg. NRI
  - 20 - >50% ROR (1)


TYPE CURVES (10,000' Lateral)
BOEPD
1000
800
600
400
200
0
Bakken
TFS
(700 MBOE)
(550 MBOE)
0
30
60
120
240
360
Days on Production

ECONOMIC ASSUMPTIONS

LOE/well/month	$12,900
Tax (% of Revenue)	10 .5 %
Fuel Gas	5%
Realized Prices (2):	
Oil (% WTI)	*86%*
NGLs (% WTI)	*35%*
Gas (% HH)	*57%*

(1) Assumes $90/Bbl and $4/Mmbtu
(2) Includes gathering and transportation costs

NEWFIELD

Production, Cost & Expense Guidance*

	2013	2014e	1Q14e
Production:			
Oil (MMBO)	14.2	16.4 – 18.2	3.8 – 3.9
NGLs (MMBbls)	5.2	7.8 – 8.3	1.5 – 1.7
Natural Gas (BCF)	124	119 - 129	28.5 – 29.0
Total (MMBOE)	**40.1**	**44.0 – 48.0**	**10.1 – 10.4**
Total LOE ($MM)	$413	$421	$105
Production & Other Taxes ($MM)**	$67	$118	$29
DD&A Expense ($MM)	$668	$844	$188
General & Administration (G&A), net ($MM)	$219	$207	$52
Capitalized Internal Costs ($MM)	($107)	($118)	($30)
Interest Expense ($MM)	$205	$200	$50
Capitalized Interest ($MM)	($53)	($43)	($12)
Effective Tax Rate	**37%**	**36 – 38%**	**36 – 38%**

*Production, Costs and Expenses are based on continuing operations and Costs and Expenses are expected to be within 7% of the estimates above

**Assumptions based on strip pricing of $91.55/Bbl and $4.18/Mmbtu as of January 15, 2014

NEWFIELD

Oil Hedging Details as of 02/20/14

	Volume/day	Weighted-Average Price			
Period	**Bbls**	**Swaps**	**Swaps w/ Short Puts[2]**	**Collars**	**Collars w/ Short Puts[1]**
1Q 2014	15,000	$89.60	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
2Q 2014	19,000	$90.07	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
3Q 2014	21,000	$89.86	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
4Q 2014	23,000	$89.94	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
1Q 2015	19,000	$90.37	—	—	—
	16,500	—	$69.95/90.36	—	—
2Q 2015	19,000	$90.37	—	—	—
	16,500	—	$69.95/90.07	—	—
3Q 2015	17,000	$90.41	—	—	—
	19,000	—	$69.40/90.04	—	—
4Q 2015	17,000	$90.41	—	—	—
	20,500	—	$67.71/90.10	—	—
1Q 2016	7,000	—	$70.00/90.02	—	—

[1] Below $75.83 per Bbl in 2014, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.

[2] Below $75.00 per Bbl for 2014, $69.95 per Bbl for 1Q 2015, $69.95 per Bbl for 2Q 2015, $69.40 per Bbl for 3Q 2015, $67.71 per Bbl for 4Q 2015 and $70.00 per Bbl for 1Q 2016, these contracts effectively result in realized prices that are on average $20.16, $20.41, $20.12, $20.64, $22.39 and $20.02 per Bbl higher, respectively, than the cash price that otherwise would have been realized.

Denotes update

NEWFIELD

Oil Hedging Details as of 02/20/14

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX oil prices.

	Oil Prices				
Period	**$70**	**$80**	**$90**	**$100**	**$110**
1Q 2014	$64	$41	$7	($21)	($53)
2Q 2014	$72	$46	$8	($24)	($61)
3Q 2014	$76	$47	$8	($27)	($65)
4Q 2014	$80	$49	$8	($28)	($69)
1Q 2015	$63	$33	$1	($31)	($63)
2Q 2015	$63	$33	$ -	($32)	($64)
3Q 2015	$65	$34	$1	($32)	($66)
4Q 2015	$68	$35	$1	($34)	($68)
1Q 2016	$12	$6	$ -	($6)	($13)

NEWFIELD

Gas Hedging Details as of 02/20/14

Period	Volume/day MMBtus	Weighted-Average Price Swaps	Swaps w/ Short Puts	Collars	Collars w/ Short Puts
1Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
2Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
3Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
4Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
1Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
2Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
3Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
4Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —

Gas Hedging Details as of 02/20/14

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX gas prices.

	Gas Prices			
Period	**$3**	**$4**	**$5**	**$6**
1Q 2014	$25	$ -	($24)	($51)
2Q 2014	$25	$ -	($24)	($51)
3Q 2014	$26	($1)	($25)	($52)
4Q 2014	$26	($1)	($24)	($52)
1Q 2015	$24	$3	($11)	($33)
2Q 2015	$25	$3	($11)	($33)
3Q 2015	$25	$4	($12)	($34)
4Q 2015	$25	$4	($12)	($34)

NEWFIELD

Forward Looking Statements and Related Matters

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "will", "believe", "intend", "plan", "expect" or other similar expressions are intended to identify forward-looking statements. Other than historical facts included in this presentation, all information and statements, such as information regarding planned capital expenditures, estimated reserves, estimated production targets, drilling and development plans, the timing of production, planned capital expenditures, and other plans and objectives for future operations, are forward-looking statements. Although as of the date of this presentation Newfield believes that these expectations are reasonable, this information is based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including drilling results, commodity prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services, the availability of refining capacity for the crude oil Newfield produces in the Uinta Basin in Utah, the availability of capital resources, labor conditions, severe weather conditions, governmental regulations and other operating risks. Please see Newfield's 2012 and 2013 Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (SEC) for a discussion of other factors that may cause actual results to vary. Unpredictable or unknown factors not discussed herein or in Newfield's SEC filings could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undo reliance on forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Newfield undertakes no obligation to publicly update or revise any forward-looking statements.

Cautionary Note to Investors – Effective January 1, 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms. Newfield may use terms in this presentation, such as "resources", "net resources", "net discovered resources", "net risked resources", "net lower-risked captured resources", "net risked captured resources", "gross resources", "gross resource potential", "gross unrisked resource potential", "gross unrisked resources", and similar terms that the SEC's guidelines strictly prohibit in SEC filings. Investors are urged to consider closely the oil and gas disclosures in Newfield's 2012 and 2013 Annual Reports on Form 10-K, available at www.newfield.com, www.sec.gov or by writing Newfield at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380 Attn: Investor Relations.